Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350, as adopted), Timothy K. Montgomery, Chief Executive Officer of Ditech Communications Corporation (the “Company”), and William J. Tamblyn, the Chief Financial Officer of the Company, each hereby certify that, to the best of their knowledge:

1.             The Company’s Quarterly Report on Form 10-Q for the period ended January 31, 2003, and to which this Certification is attached as Exhibit 99.1 (the “Periodic Report”) fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, and

2.             The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the 13th day of March, 2003.

/s/ TIMOTHY K. MONTGOMERY
Timothy K. Montgomery CHIEF EXECUTIVE OFFICER

/s/ WILLIAM J. TAMBLYN
William J. Tamblyn CHIEF FINANCIAL OFFICER